                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Heartland Wireless Communications, Inc.:

     We consent to the use of our reports included herein and incorporated herein by reference and to the references to our firm under the headings "Experts" and "Selected Consolidated Financial Information of Heartland" in the prospectus.

                                            KPMG Peat Marwick LLP

Dallas, Texas

January 15, 1996